                                                                   EXHIBIT 99.1


                        Donaldson, Holman & West, P.C.
        Certified Public Accounts . Business and Financial Consultants


                         INDEPENDENT AUDITOR'S REPORT


To the Stockholders and Board of Directors
Merchants & Planters Bancshares, Inc.
Montevallo, Alabama

We have audited the accompanying consolidated balance sheet of Merchants & Planters Bancshares, Inc. and Subsidiary as of December 31, 1997, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Merchants & Planters Bancshares, Inc. and Subsidiary as of December 31, 1997, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.



                                       /s/ Donaldson, Holman & West, P.C.


January 12, 1998

                     MERCHANTS & PLANTERS BANCSHARES, INC.
                                AND SUBSIDIARY

                          Consolidated Balance Sheets
                               December 31, 1997

                                     Assets
Cash and due from banks                                                       $     1,933,987
Federal funds sold                                                                  3,405,000
                                                                              ----------------
    Total cash and cash equivalents                                                 5,338,987

Investment securities
   Available for sale                                                              15,304,302
   Held to maturity                                                                16,505,923
Loans, less allowance for loan losses                                              27,980,377
Property and equipment, net                                                           367,931
Accrued interest receivable                                                           683,545
Other assets                                                                          162,823
                                                                              ----------------
                                                                              $    66,343,888
                                                                              ================
                      Liabilities and Stockholders' Equity
                      ------------------------------------
Deposits
   Demand                                                                           5,800,282
   Interest bearing demand                                                          4,091,054
   Now accounts                                                                     6,065,540
   Savings                                                                         12,277,443
   Time deposits $100,000 and over                                                  2,342,665
   Other time deposits                                                             24,216,028
                                                                              ----------------
                                                                                   54,793,012
Accrued interest, taxes, and other liabilities                                        892,393
   Total liabilities                                                               55,685,405
                                                                              ----------------
Commitments and contingent liabilities (Note 7)
Stockholders' equity
   Common stock, $1 par value, 24,000 shares
     authorized, 23,165 shares issued and 21,156
     outstanding                                                                       23,165
Preferred stock, $50 par value, 28 shares
   authorized,issued, and outstanding                                                   1,400
   Additional paid-in capital                                                       1,097,510
   Retained earnings                                                                9,796,403
   Unrealized gain on securities available for sale                                    77,633
   Treasury stock, 2,009 shares, at cost                                             (337,628)
                                                                              ----------------
     Total stockholders' equity                                                    10,658,483
                                                                              ----------------
                                                                              $    66,343,888
                                                                              ================

                     MERCHANTS & PLANTERS BANCSHARES, INC.
                                AND SUBSIDIARY

                     Consolidated Statement of Operations
                         Year ended December 31, 1997

Interest income
   Interest and fees on loans                                                   $      2,601,258
   Interest on investment securities
     U.S. treasury securities                                                            591,195
     Obligations of other U.S. government agencies                                       995,559
     Obligations of state and political subsidiaries                                     466,534
     Other securities                                                                     12,652
   Interest on federal funds sold                                                        141,118
                                                                                ----------------
                                                                                       4,808,316
Interest expense
   Interest on deposits                                                                2,296,974
                                                                                ----------------
     Net interest income                                                               2,511,342
   Provision for loan losses                                                              38,400
                                                                                ----------------

   Net interest income after provision for loan losses                                 2,472,942
Noninterest income
   Net gain on sale of securities                                                          5,978
   Service fees                                                                          305,528
   Other                                                                                  63,519
                                                                                ----------------
                                                                                         375,025

Non interest expense
   Salaries and employee benefits                                                      1,009,662
   Occupancy and equipment                                                               164,728
   Other operating expense                                                               473,604
                                                                                ----------------
                                                                                       1,647,994
                                                                                ----------------
     Income before income taxes                                                        1,199,973
Income taxes                                                                             343,396
                                                                                ----------------
     Net income                                                                  $       856,577
                                                                                ================
Net income per share of common stock                                             $         40.48
                                                                                ================
Weighted average shares outstanding                                                       21,159
                                                                                ================

See accompanying notes.

                                                                                             UNREALIZED
                                                                                             GAIN (LOSS)
                                                                                            ON INVESTMENT
                               COMMON STOCK      PREFERRED STOCK     ADDITIONAL               SECURITIES
                              ---------------    -----------------
                                        PAR                 PAR       PAID-IN     RETAINED    AVAILABLE      TREASURY
                              SHARES    VALUE    SHARES    VALUE      CAPITAL     EARNINGS    FOR SALE        STOCK        TOTAL
                              ------  -------    -------  ---------  ----------   ----------  ---------     ---------   ----------
Balance
  Beginning of year           23,165  $23,165        28    $1,400    $1,097,510   $9,098,566   $21,685      $(325,694)  $ 9,916,632
   Net income                      -        -         -         -             -      856,577         -              -       856,577
   Dividends paid
     Common stock                  -        -         -         -             -     (158,670)        -              -      (158,670)
     Preferred stock               -        -         -         -             -          (70)        -              -           (70)

   Purchase of treasury stock      -        -         -         -             -            -         -        (11,934)      (11,934)

   Change in unrealized gain
     on investments                -        -         -         -             -            -    55,948              -        55,948
                              ------  -------    -------  ---------  ----------   ----------  ---------     ---------   -----------
  End of year                 23,165  $23,165        28    $1,400    $1,097,510   $9,796,403  $ 77,633      $(337,628)  $10,658,483
                              ======  =======    =======  =========  ==========   ==========  =========     =========   ===========

                     MERCHANTS & PLANTERS BANCSHARES, INC.
                                AND SUBSIDIARY

                     Consolidated Statement of Cash Flows
                         Year ended December 31, 1997

Cash flows from operating activities
   Net income                                                                      $      856,577
Adjustments to reconcile net income to net cash provided by operating activities
     Depreciation and amortization                                                         71,948
     Provision for loan losses                                                             38,400
     Deferred income taxes                                                                (10,397)
     Gain on sale of securities                                                            (5,978)
     Changes in operating assets and liabilties
       Decrease in other assets                                                            52,449
       Increase in accrued interest receivable                                            (13,387)
       Increase in accrued interest, taxes and other liabilities                          152,971
                                                                                   --------------
         Net cash provided by operting activities                                       1,142,583

Cash flows from investing activities
   Maturities and redemptions of securities available-for sale                          5,026,007
   Maturities and redemptions of securities held-to-maturity                            3,484,064
   Purchases of available-for-sale securities                                          (4,896,281)
   Purchases of securities held-to-maturity                                            (1,540,674)
   Net increase in loans                                                               (1,623,238)
   Purchases of property and equipment                                                    (32,630)
                                                                                   --------------
         Net cash provided by investing activities                                        417,248

Cash flows from financing activities
   Net (decrease) in deposits                                                             (83,212)
   Dividends paid                                                                        (158,740)
   Purchase of treasury stock                                                             (11,934)
                                                                                   --------------
         Net cash used in financing activities                                           (253,886)
         Net increase in cash and cash equivalents                                      1,305,945
Cash and cash  equivalents
   Beginning of year                                                                    4,033,042
                                                                                   --------------
   End of year                                                                     $    5,338,987
                                                                                   ==============
Supplemental disclosure of cash flow information
   Interest paid                                                                   $    2,287,027
                                                                                   ==============
   Income taxes paid                                                               $      351,498
                                                                                   ==============

See accompanying notes.

                     MERCHANTS & PLANTERS BANCSHARES, INC.
                                AND SUBSIDIARY

                  Notes to Consolidated Financial Statements
                               December 31, 1997

Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Company is a one-bank holding company, which operates in Montevallo, Alabama. The Company's primary source of revenue is providing loans to individuals and business in the Shelby County area of Alabama.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION

The financial statements include the accounts of the Company and its consolidated subsidiary, Merchants & Planters Bank. All significant intercompany accounts and transactions have been eliminated.

CASH EQUIVALENTS

For purposes of reporting cash flows, the cash and cash equivalents include cash on hand, amounts due from banks, and federal funds sold.

INVESTMENT SECURITIES

Investment securities are comprised of securities classified as available for sale and held to maturity, in conjunction with the adoption of FASB 115, resulting in investment securities available for sale being carried at market value and investment securities held to maturity being carried at cost, adjusted for amortization of premiums and accretion of discounts.

Gains or losses on disposition are based on the net proceeds and the adjusted carrying amount of the securities sold, using the specific identification method.

LOANS AND ALLOWANCE FOR LOAN LOSSES

Loans are stated at the amount of unpaid principal, reduced by allowance for loan losses. Loans are charged against the allowance for loan losses when management believes that the collectibility of the principal is unlikely. The allowance is an amount that management believes

                     MERCHANTS & PLANTERS BANCSHARES, INC.
                                AND SUBSIDIARY

                  Notes to Consolidated Financial Statements
                               December 31, 1997



will be adequate to absorb possible losses on existing loans that may become uncollectible, based on evaluations of the collectibility of loans and prior loan loss experience. The evaluations take into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans, and current economic conditions that may affect the borrowers' ability to pay. Accrual of interest is discontinued on a loan when management believes, after considering economic and business conditions and collection efforts, that the borrowers' financial condition is such that collection of interest is doubtful. Fees and related costs on loans are amortized over the term of the loan as required by generally accepted accounting principles.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost less accumulated depreciation computed principally on the straight-line and the declining balance method over the estimated useful lives of the assets, which are 30 years for building, 3 to 20 years for furniture and equipment. Expenditures for maintenance and repairs are expensed as incurred while renewals and betterments are capitalized. Depreciation expense for 1997 was $71,948.

INCOME TAXES

The tax effect of transactions is recorded at current tax rates in the periods the transactions are reported for financial statement purposes. Deferred income taxes are established for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. The Company files its federal income tax returns on a consolidated basis and its state income tax returns on a separate basis.

NOTE 2 - PENDING MERGER

Merchants and Planters Bancshares, Inc. and The Peoples BancTrust Company, Inc. entered into an agreement to merge the two companies. The agreement provides that, upon consummation of the merger, each outstanding share of Merchants & Planters Bancshares, Inc. common stock shall be automatically cancelled and cease to be an issued and outstanding share of Bancshares common stock, and converted into and represent only the right to receive from The Peoples BancTrust Company, Inc. $949.38 per share. The merger will be accounted for as a purchase. The merger is subject to regulatory and shareholder approval and is anticipated to be consummated in March 1998.

                     MERCHANTS & PLANTERS BANSHARES, INC.
                                AND SUBSIDIARY

                  Notes to Consolidated Financial Statements
                               December 31, 1997


NOTE 3 - INVESTMENT SECURITIES

Amortized costs and approximate market values of investment securities are summarized as follows at December 31, 1997.


                                                                           GROSS                 GROSS
                                                   AMORTIZED             UNREALIZED            UNREALIZED               FAIR
                                                     COST                  GAINS                 LOSSES                 VALUE
                                               ------------------     -----------------     ------------------     --------------
Held to maturity Obligations of other U.S.
government agencies and
corporations                                   $    10,713,323          $       97,519           $  (25,603)       $ 10,785,239
Other securities                                     5,792,600                 108,415               (5,977)          5,895,038
                                               ---------------          --------------          ------------    ----------------
                                                    16,505,923                 205,934              (31,580)         16,680,277
                                               ---------------          --------------          ------------    ----------------
Available-for-sale-securities
   U. S. Treasury Securities                         7,739,694                  46,530               (7,920)          7,778,304
   Obligations of other U.S.
government agencies and
corporations                                         4,589,668                  36,431               (4,124)          4,621,975
   Other securities                                  2,849,726                  85,723              (31,426)          2,904,023
                                               ---------------          --------------         ------------     ---------------
                                                    15,179,088                 168,684              (43,470)         15,304,302
                                               ---------------          --------------         ------------     ---------------
                                               $    31,685,011          $      374,618         $    (75,050)       $ 31,984,579
                                               ===============          ==============         ============     ===============


The amortized costs and approximate market values of investment securities at December 31, 1997, by expected maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               HELD-TO-MATURITY SECURITIES                 AVAILABLE-FOR-SALE SECURITIES
                                       --------------------------------------------   -----------------------------------------
                                            AMORTIZED                                      AMORTIZED
                                              COST                 FAIR VALUE                COST               FAIR VALUE
                                       --------------------   ---------------------   --------------------   ------------------
Due in one year or less                 $     2,960,443        $    2,957,287          $   2,398,531          $  2,371,291
Due from one to five years                    3,947,047             4,018,999              8,604,142             8,651,795
Due from five to ten years                    2,598,669             2,622,108              2,177,532             2,237,595
Due after ten years                             704,494               716,517                500,000               521,512
                                       -----------------      ----------------        ---------------        -------------
                                             10,210,653            10,314,911             13,680,205            13,782,193

Mortgage backed securities                    6,295,270             6,365,366              1,498,884             1,522,109
                                       -----------------      ----------------        ---------------        -------------
                                        $    16,505,923        $   16,680,277          $  15,179,089          $ 15,304,302
                                       =================      ================        ===============        =============


Securities carried at approximately $5,483,846 were pledged to secure deposits and for other purposes.

                      MERCHANTS & PLANTERS BANCSHARES, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements
                                December 31, 1997


NOTE 4 - LOANS AND ALLOWANCE FOR LOAN LOSSES

A summary of loan classification at December 31, 1997 as follows:

Commercial                              $        4,593,062
Real estate                                     18,129,305
Installment                                      5,287,155
Credit card                                        396,599
                                        ------------------
                                                28,406,121
   Allowance for loan losses                      (425,744)
                                        $       27,980,377
                                        ==================

Changes in the allowance for loan losses for the year ended December 31, 1997, were as follows:

Balance
   Beginning of year                                 $    384,680
     Provision for loan losses                             38,400
     Recoveries on loans previously charged off            26,284
     Loans charged off                                    (23,620)
                                                    -------------
   End of year                                       $    425,744
                                                    =============

Most of the Company's business activity is with customers located within Shelby County, Alabama. As of December 31, 1997, the Company had a concentration of credit risk aggregating approximately $18,129,305 in loans secured by real estate.

NOTE 5 - PROPERTY AND EQUIPMENT

A summary of property and equipment at December 31, 1997, follows:

Land                                        $     70,090
Building and improvements                        801,742
Furniture and equipment                          876,299
                                            ------------
   Total cost                                  1,748,131
Less accumulated depreciation                  1,380,200
                                            ------------
   Net book value                           $    367,931
                                            ============

Total depreciation expense for December 31, 1997, was $71,948.

                      MERCHANTS & PLANTERS BANCSHARES, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements
                                December 31, 1997

NOTE 6 - INCOME TAXES

The components of income tax expense for the year ended December 31, 1997, is as follows:

Current tax provision
         Federal                           $       295,998
         State                                      57,795
                                          ----------------
                                                   353,793
Deferred tax provision
Federal                                             (9,303)
State                                               (1,094)
                                           ----------------
                                                   (10,397)
                                           ----------------
                                           $       343,396
                                           ===============

The effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1997, are presented below:

Deferred tax assets:
   Allowance for loan losses                $      123,054
   Fixed Assets                                      2,389
   Market valuation reserve                         11,070
   Loss on foreclosures                             45,600
                                            --------------
                                                   182,113
Deferred tax liabilities:
   Market valuation reserve                        (58,651)
                                            --------------
                                            $      123,462
                                            ==============

A reconciliation of income tax computed at the federal statutory income tax rate to total income taxes is as follows for the year ended December 31, 1997:

 Pre-tax income                                      $      1,199,973
                                                     ================
 Income tax computed at federal statutory rate       $        407,991
 Increase (decrease) resulting from:
   Nondeductible expenses                                      35,287
   State income taxes, net of federal benefit                  54,408
   Tax exempt interest                                       (144,746)
   Other, net                                                  (9,544)
                                                     ----------------
                                                     $        343,396
                                                     ----------------

                      MERCHANTS & PLANTERS BANCSHARES, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements
                                December 31, 1997

NOTE 7 - OTHER FINANCIAL INSTRUMENTS, COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company has entered into off-balance-sheet financial instruments consisting of commitments to extend credit, commercial letters of credit and standby letters of credit. Such financial instruments are recorded in the financial statements when they are funded or related fees are incurred or received. At December 31, 1997, commitments under standby letters of credit and guarantees aggregated $22,200.

The Company is not a defendant in legal actions arising from normal business activities.

NOTE 8 - RELATED PARTY TRANSACTIONS

Certain officers, directors, and principal shareholders, were indebted to the Company at December 31, 1997, in the aggregate amount of $1,707,445.

NOTE 9 - RESTRICTIONS ON RETAINED EARNINGS

The Company is subject to certain restrictions on the amount of dividends that it may declare without prior regulatory approval. At December 31, 1997, approximately $2,078,390 of retained earnings was available for dividend declarations without prior regulatory approval.

NOTE 10 - PROFIT SHARING PLAN

The Company has a 401(k) profit sharing plan (the Plan) which it has offered to employees who have met certain eligibility requirements. Contributions under the Plan are discretionary and are determined annually by the Company's Board of Directors. The Company's contributions to the Plan totaled $42,276 for the year ended December 31, 1997.

NOTE 11 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table shows the estimated fair value and the related carrying values of the Company's financial instruments at December 31, 1997. Items, which are not financial instruments, are not included.

                                                           Carrying                  Estimated
                                                             Amount                  Fair value
                                                       --------------------      -------------------
 Cash and due from banks                                $    1,933,987            $    1,933,987
 Federal funds sold                                          3,405,000                 3,405,000
 Investment securities available for sale                   15,179,089                15,304,302
 Investment securities held to maturity                     16,505,923                16,680,277
 Loans, net of allowance for loan losses                    27,980,377                28,309,020
 Accrued interest receivable                                   683,545                   683,545
 Deposit liabilities                                        54,793,012                54,688,175

                     MERCHANTS & PLANTERS BANCSHARES, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements
                                December 31, 1997


For purposes of the above disclosures of estimated fair value, the following assumptions were used as of December 31, 1997. The estimated fair value for cash and due from banks and federal funds sold is considered to approximate cost. The estimated fair value for investment securities are based on quoted market values for the individual securities or for equivalent securities. In the case of fixed and annually adjustable rate loans, the prevailing market rates in effect as of December 31, 1997, for similar loans with similar maturities, were used as discount rates in calculating the present values of these loans. For financial assets and liabilities whose interest rates are contractually precluded from floating directly with market rates, market values are calculated in all cases as the present value of anticipated future cash flows, discounted using an appropriate rate. Market values for time deposits likewise represent the sum of discounted future cash flows where the discount rates are market value certificate of deposit rates for the various maturities then prevailing at December 31, 1997.

While these estimates of fair value are based on management's judgment of the most appropriate factors, there is no assurance that were the Company to have disposed of such items at December 31, 1997, the estimated fair values would necessarily have been achieved at that date, since market values may differ depending on various circumstances. The estimated fair values at December 31, 1997, should not necessarily be considered to apply at subsequent dates.

In addition, other assets and liabilities of the Company that are not defined as financial instruments are not included in the above disclosures. Also, non-financial instruments are typically not recognized in the financial statements nevertheless may have value but are not included in the above disclosures. These include the estimated earning power of core deposit accounts, the trained work force, customer goodwill and similar items.

NOTE 12 - REGULATORY MATTERS

The Company is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that if undertaken, could have a direct material effect on the Company's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company must meet specific capital guidelines that involve quantitative measures of the Company's assets and liabilities as calculated under regulatory accounting practices. The Company's capital amounts and classification are also subject to qualitative judgements by the regulators about components, risk, weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Company to maintain minimum amounts and ratios (set forth in the table below) and Tier 1 capital (as defined in the regulations) to risk weighted assets (as defined). Management believes, as of December 31, 1997, that the Company meets all capital adequacy requirements to which it is subject.

                     MERCHANTS & PLANTERS BANCSHARES, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements
                                December 31, 1997



                                                                            FOR CAPITAL
                                               ACTUAL                     ADEQUACY PURPOSES:
                                      --------------------------    -----------------------------
                                         AMOUNT       RATIO          AMOUNT            RATIO
                                      --------------------------    ---------------   -----------
As of December 31, 1997:
   Total Capital
     (to Risk Weighted Assets)        $  10,921,376      36.2%      $  2,416,080      greater than or equal to 8.0%
   Tier I Capital
     (to Risk Weighted Assets)        $  10,542,631      34.9%      $  1,208,040      greater than or equal to 4.0%
   Tier I Capital
     (to Average Assets)              $  10,542,631      15.9%      $  2,647,400      greater than or equal to 4.0%

                                                                          TO BE WELL CAPITALIZED
                                                                         UNDER PROMPT CORRECTIVE
                                                                            ACTION PROVISIONS:
                                                                       -----------------------------
                                                                          AMOUNT           RATIO
                                                                       --------------    -----------
As of December 31, 1997:
   Total Capital
     (to Risk Weighted Assets)                                          $  3,020,100      Greater than or equal to 10.0%
   Tier I Capital
     (to Risk Weighted Assets)                                          $  1,812,060      Greater than or equal to  6.0%
   Tier I Capital
     (to Average Assets)                                                $  3,309,250      Greater than or equal to  5.0%


NOTE 13 - MERCHANTS & PLANTERS BANCSHARES, INC. (PARENT COMPANY ONLY)

Presented below and on the following pages are the financial statements of Merchants & Planters Bancshares, Inc.:


                       Statement of Financial Condition
                               December 31, 1997

                                    Assets

Cash*                                                               $        9,089

Investment in subsidiary, net of valuation reserve
   of $77,633*                                                          10,647,994
                                                                   ---------------
                                                                   $    10,657,083
                                                                   ===============

                                  Liabilities and Stockholders' Equity

Stockholders' equity
   Common stock $1 par value, 24,000
         shares authorized,  23,165 shares
         issued and 21,156 shares outstanding                      $        23,165
Additional paid-in capital                                               1,097,510
Retained earnings                                                        9,796,403
Unrealized gain on investments                                              77,633
Treasury stock, 2,009 shares, at cost                                     (337,628)
                                                                   ---------------
                                                                   $    10,657,083
                                                                   ===============

-------------------
*Eliminated during consolidation.

                     MERCHANTS & PLANTERS BANCSHARES, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements
                                December 31, 1997

Cash dividends received from subsidiary*                             $    213,950
Equity in undistributed earnings of subsidiary*                           681,802
Expenses
   Professional fees                                                       37,884
   Travel                                                                   1,109
   Taxes                                                                      252
                                                                     ------------
                                                                           39,245
                                                                     ------------
     Net income                                                      $    856,507
                                                                     ============


                        Statement of Retained Earnings
                         Year ended December 31, 1997

Retained earnings
   Beginning of year                                                 $   9,098,566
   Net income                                                              856,507
   Less dividends paid                                                     158,670
                                                                     -------------
   End of year                                                      $    9,796,403
                                                                    ==============

                            Statement of Cash Flows
                         Year ended December 31, 1997

Cash flows from operating activities
   Net income                                                          $    856,507
   Adjustments to reconcile net income
   provided by operating activities
     Undistributed earnings of subsidiary*                                  681,802
                                                                       ------------
     Net cash provided by operating activities                              174,705

Cash flows from investing activities
   Purchase of treasury stock                                               (11,934)

Cash flows from financing activities
   Dividends paid                                                          (158,670)
                                                                       ------------
     Net increase in cash                                                     4,101
Cash
   Beginning of year                                                          4,988
                                                                       ------------
   End of year                                                         $      9,089
                                                                       ============

----------------------------
* Eliminated during consolidation.